                                               PROVIDENT BANCORP, INC.

                                                        1996
                                                Non-Executive Officer
                                                 Stock Option Plan

                                       As Amended Through December 19, 2002

                                                      ARTICLE 1

                                                     OBJECTIVES

         Provident  Financial  Group,  Inc.  ("Provident")  has established  this Stock Option Plan effective as of
June 1, 1996,  as an incentive to the  attraction  and retention of dedicated  and loyal  employees of  outstanding ability, to stimulate the efforts of such persons in meeting  Provident's  objectives and to encourage ownership of
Provident Common Stock by employees.

                                                      ARTICLE 2

                                                     DEFINITIONS

         2.1      For purposes of the Plan, the following  terms shall have the  definition  which is attributed to them, unless another definition is clearly indicated by a particular usage and context.

                  A.       The "Company" means Provident and any subsidiary of Provident.
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                  B.       "Date of  Exercise"  means the date on which the Company has  received a written  notice
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of exercise of an Option,  in such form as is acceptable to the  Committee,  and full payment of the purchase price or a copy of  irrevocable  directions  to a  broker-dealer  to deliver the Option  Price to  Provident  pursuant to
Section 7.2.

                  C.       "Date of Grant" means the date on which the Committee makes an award of an Option.
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                  D.       "Eligible  Employee"  means any individual who performs  services for the Company and is
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treated as an Employee for federal income tax purposes and who is not an executive officer of Provident.

                  E.       "Effective Date" means June 1, 1996.
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                  F.       "Fair  Market  Value"  means the average of the closing bid and asked prices for a Share
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reported on any stock exchange or  over-the-counter  trading system on which Shares are trading on the last trading date prior to a specified date.

                  G.       "Nonqualified Stock Option" means any Option granted under the Plan.
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                  H.       "Option"  means the right to purchase a stated  number of Shares at a  specified  price.
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The option may be granted to an  Eligible  Employee  subject to the terms of this Plan,  and such other  conditions and restrictions as the Committee deems appropriate.

                  I.       "Option  Price"  means the  purchase  price per Share  subject to an Option and shall be
                            -------------
fixed by the Committee, but shall not be less than 95% of the Fair Market Value of a Share on the Date of Grant.

                  J.       "Permanent  and Total  Disability"  shall mean any  medically  determinable  physical or
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mental impairment  rendering an individual unable to engage in any substantial  gainful activity,  which disability can be expected to result in death or which has lasted or can be  expected to last for a  continuous  period of not less than 12 months.

                  K.       "Plan" means this 1996 Non-Executive Officer Stock Option Plan as it may be amended.
                            ----

                  G.       "Share" means one share of the no par value Common Stock of Provident.
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                                                      ARTICLE 3

                                                   ADMINISTRATION

         3.1      The Plan shall be  administered  by a  committee  (the  "Committee")  of three or more  Directors designated by the Board of Directors of Provident.  Notwithstanding  the  foregoing,  to the extent  relevant state law now or hereafter permits, the Committee may be comprised solely of two or more such directors.

         Actions shall be taken by a majority of the Committee.

         3.2      Except as  specifically  limited by the  provisions of the Plan,  the Committee in its discretion shall have the authority to:

                  A.       Determine which Eligible Employees shall be granted Options;

                  B.       Determine the number of Shares which may be subject to each Option;

                  C.       Determine the Option Price;

                  D.       Determine the term of each Option;

                  E.       Interpret  the  provisions  of the Plan and decide all  questions of fact arising in its application; and

                  F.       Prescribe  such rules and  procedures  for Plan  administration  as from time to time it may deem advisable.

         3.3      Any action,  decision,  interpretation  or  determination  by the  Committee  with respect to the application  or  administration  of this Plan shall be final and binding upon all persons,  and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Options.

         3.4      No member of the  Committee  shall be liable  for any  action or  determination  taken or made in good faith with  respect to the Plan or any Option  granted  hereunder,  and to the extent  permitted  by law,  all members shall be  indemnified  by Provident  for any  liability  and expenses  which may occur through any claim or cause of action.

                                                      ARTICLE 4

                                               SHARES SUBJECT TO PLAN

         The Shares that may be made subject to Options  granted under the Plan shall not exceed  300,000 Shares in the  aggregate.  Upon lapse or termination of any Option for any reason  without being  completely  exercised,  the
Shares which were subject to such Option may again be subject to other Options.

                                                      ARTICLE 5

                                                 GRANTING OF OPTIONS

         Subject to the terms and conditions of the Plan,  the Committee  may, from time to time,  prior to June 1,
2006,  grant Options to Eligible  Employees on such terms and conditions as the Committee may determine.  More than one Option may be granted to the same Eligible Employee.

                                                      ARTICLE 6

                                                  TERMS OF OPTIONS

         6.1      Each  Option  shall be for a term of from one to ten years  from the Date of Grant and may not be exercised  during the first twelve months of the term of said Option.  Commencing on the first  anniversary  of the
Date of Grant of an Option,  the Option may be exercised for 25% of the total Shares  covered by the Option with an additional  25% of the total Shares  covered by the Option  becoming  exercisable  on each  succeeding  anniversary until the Option is  exercisable  to its full  extent.  This right of  exercise  shall be  cumulative  and shall be exercisable in whole or in part.  The Committee in its sole  discretion  may permit  particular  holders of Options to exercise an Option to a greater extent than provided  herein.  The Committee may establish a different  exercise schedule and impose other conditions upon exercise for any particular Option or groups of Options.

         6.2      The holder of an Option  must  remain  continuously  in the service of the Company as an employee for a period of at least twelve  months.  Nothing  contained in this Plan or in any Option  granted  pursuant to it shall  confer upon any  employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate  employment at any time.  So long as a holder of an Option shall  continue to be an  employee  of the  Company,  the  Option  shall not be  affected  by any change of the  employee's  duties or position.

                                                      ARTICLE 7

                                                 EXERCISE OF OPTIONS

         7.1      Any  person  entitled  to  exercise  an Option  in whole or in part,  may do so by  delivering  a written  notice of exercise to Provident,  attention  Corporate  Secretary,  at its principal  office.  The written notice shall  specify the number of Shares for which an Option is being  exercised and the grant date of the option being exercised and shall be accompanied by full payment of the Option Price for the Shares being purchased.

         7.2      Alternatively  to exercise  pursuant to paragraph 7.1, persons  exercising  options may deliver a written notice of exercise to Provident,  Attention Corporate  Secretary,  accompanied by irrevocable  instructions to deliver shares to a broker-dealer  and a copy of irrevocable  instructions to the  broker-dealer  to deliver the
Option Price to Provident.

                                                      ARTICLE 8

                                               PAYMENT OF OPTION PRICE

         8.1      In the sole discretion of the Committee,  Payment of the Option Price and any  withholding  taxes may be made in cash,  by the tender of  Shares,  or both.  Shares  tendered  shall be valued at their  Fair  Market
Value.

                                                      ARTICLE 9

                                            TRANSFERABILITY OF OPTIONS

         During the  lifetime  of an  Eligible  Employee  to whom an Option has been  granted,  such  Option is not transferable  voluntarily  or by operation of law and may be exercised only by such  individual.  Upon the death of an Eligible  Employee to whom an Option has been granted,  the Option may be  transferred to the  beneficiaries  or heirs of the holder of the Option by will or by the laws of descent and  distribution.  Notwithstanding  the above, the Committee  may, with respect to  particular  Options,  establish or modify the terms of the Option to allow the
Option to be  transferred  at the request of the holder of the Option to trusts  established by the holder or as to which the  holder is a grantor or to family  members  of the holder or  otherwise  for  personal  and tax  planning purposes of the holder.  If the  Committee  allows such  transfer,  such  Options  shall not be  exercisable  for a period of six months following the action of the Committee.

                                                     ARTICLE 10

                                               TERMINATION OF OPTIONS

         10.1     An Option will terminate as follows:

                  A.       Upon exercise or expiration by its terms.

                  B.       Upon  termination  of  employment,  the  then-exercisable  portion  of any  Option  will terminate on the 90th day after the date of  termination.  The portion not  exercisable  will terminate on the date of  termination of  employment.  For purposes of the Plan, a leave of absence  approved by the Company shall not be deemed to be termination of employment.

                  C.       If an Eligible  Employee  holding an Option dies or becomes  subject to a Permanent  and
Total  Disability  while employed by the Company,  or within 90 days after  termination of employment,  such Option may be exercised,  to the extent  exercisable  on the earlier of the date of  termination  of employment or date of the occurrence of the event which triggers the operation of this  paragraph,  at any time within one year after the date of such death or occurrence  of Permanent and Total  Disability by the estate or guardian of such person or by those persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

         10.2     Except as  provided  in Article 11 hereof,  in no event will the  continuation  of the term of an
Option beyond the date of termination of employment  allow the Eligible  Employee,  or his  beneficiaries or heirs, to accrue  additional  rights  under the Plan,  or to purchase  more Shares  through the exercise of an Option than could have been  purchased  on the day that  employment  was  terminated.  In  addition,  notwithstanding  anything contained  herein,  no option may be  exercised  in any event  after the  expiration  of ten years from the date of grant of such option.

                                                     ARTICLE 11

                                       ADJUSTMENTS TO SHARES AND OPTION PRICE

         11.1     In the event of  changes  in the  outstanding  Common  Stock of the  Company as a result of stock
dividends,   stock   splits,   reclassifications,   reorganizations,   redesignations,   mergers,   consolidations,
recapitalizations,  combinations or exchanges of Shares, or other such changes,  the number and class of Shares for all  purposes  covered by the Plan and number and class of Shares and price per Share for each  outstanding  Option covered by the Plan shall be appropriately adjusted by the Committee.

         11.2     The Committee shall make  appropriate  adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

         11.3     In the event of the  dissolution  or  liquidation  of the  Company  or any merger  (other  than a merger for the purpose of the  redomestication  of the Company not  involving a change in control),  consolidation, exchange or other  transaction in which the Company is not the surviving  corporation  or in which the  outstanding
Shares of the Company are converted into cash, other securities or other property,  each outstanding  Option shall, without  regard to any vesting  schedule or  performance  target and  notwithstanding  anything to the contrary set forth herein, automatically and immediately become fully exercisable immediately prior to such event.

         11.4     All outstanding  Options shall become  immediately  exercisable in full if a change in control of the Company occurs,  notwithstanding  anything to the contrary set forth herein. For purposes of this Agreement,  a
"change in control of the Company"  shall be deemed to have  occurred if (a) any  "person," as such term is used in
Sections  13(d) and 14(d) of the Act,  other  than (i) a trustee or other  fiduciary  holding  securities  under an employee  benefit plan of the Company or (ii) Carl H. Lindner or any member of his family,  becomes the "beneficial owner," as defined in Rule 13d-3 under the Act, directly or indirectly,  of securities of the Company  representing
30% or more of the combined  voting power of the Company's then  outstanding  securities;  or (b) during any period of one year (not including any period prior to the execution of this  Agreement),  individuals who at the beginning of such period  constitute  the Board of Directors and any new director  whose  election by the Board or nomination for election by the Company's  shareholders  was approved by a vote of at least  two-thirds  (2/3) of the Directors then still in office who either were  Directors at the beginning of the period or whose  election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

                                                     ARTICLE 12

                                                  OPTION AGREEMENTS

         12.1     All Options  granted  under the Plan shall be  evidenced  by a written  agreement in such form or forms as the Committee in its sole discretion may determine.

         12.2     Each optionee,  by acceptance of an Option under this Plan,  shall be deemed to have consented to be bound, on the optionee's own behalf and on behalf of the optionee's  heirs,  assigns and legal  representatives, by all terms and conditions of this Plan.

                                                     ARTICLE 13

                                          AMENDMENT OR TERMINATION OF PLAN

         13.1     The Board of Directors of the Company may at any time amend,  suspend,  or terminate  the Plan in any respect.  No  amendment  or  termination  of the Plan shall alter or impair any Option  granted  under the Plan without the consent of the holder thereof.

         13.2     This Plan shall  continue in effect until the  expiration  of all Options  granted under the Plan unless  terminated  earlier  in  accordance  with this  Article  13;  provided,  however,  that it shall  otherwise terminate and no options shall be granted ten years after the Effective Date.

                                                     ARTICLE 14

                                                   EFFECTIVE DATE

         This Plan shall become effective as of June 1, 1996.

                                                     ARTICLE 15

                                                    MISCELLANEOUS

         15.1     Nothing  contained in this Plan or in any action taken by the Board of Directors or  shareholders of  Provident  shall  constitute  the  granting of an Option.  An Option  shall be granted  only at such times as a written  Option shall have been  executed  and  delivered to the  respective  employee and the employee  shall have executed an agreement respecting the Option in conformance with the provisions of the Plan.

         15.2     Certificates  for Shares  purchased  through exercise of Options will be issued in regular course after  exercise of the Option and  payment  therefor as called for by the terms of the Option but in no event shall the Company be obligated to issue  certificates  more often than once each quarter of each fiscal year.  No persons holding an Option or entitled to exercise  an Option  granted  under this Plan shall have any rights or  privileges of a  shareholder  of the  Company  with  respect  to any  Shares  issuable  upon  exercise  of such  Option  until certificates  representing  such  Shares  shall  have been  issued  and  delivered.  No Shares  shall be issued and delivered  upon  exercise of an Option  unless and until the Company,  in the opinion of its counsel,  has complied with all applicable  registration  requirements of the Securities Act of 1933 and any applicable  state  securities laws and with any  applicable  listing  requirements  of any  national  securities  exchange  on which the  Company securities may then be listed as well as any other requirements of law.